SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) February 17, 2006

                                  AVITAR, INC.
               (Exact Name of Registrant as Specified in Charter)


                   Delaware                   1-15695          06-1174053
       (State or other jurisdiction        (Commission        (IRS Employer
          of incorporation)                 File Number)     Identification No.)

             65 Dan Road, Canton, Massachusetts              02021
       (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code:       (781) 821-2440

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.03  Material Modification to Rights of Security Holders.

     At 5 P.M. (Delaware Time) on February 17, 2006 (the "Effective Time"), the one-for-fifty (1 for 50) reverse stock split of the common stock of Avitar, Inc. (the "Corporation") became effective. As previously announced, at the Effective Time each fifty shares of the Corporation's common stock, par value $.01 per share , issued and outstanding immediately prior to the Effective Time automatically, without further action on the part of the Corporation or its stockholders, combined into and became one share of fully paid and nonassessable common stock.

     No fractional shares will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares will be entitled, upon surrender to the exchange agent of certificate(s) representing such shares, to one full share in lieu of any such fractional share.

     Our transfer agent,  Continental Stock Transfer & Trust Company,  is acting as exchange agent for purposes of implementing the exchange of stock certificates, and is referred to as the "exchange agent." As soon as practicable after the Effective Time, a letter of transmittal is being sent to stockholders of record as of the Effective Time for purposes of surrendering to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the Effective Time, any certificates formerly representing pre- reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. Stockholders who do not have stock certificates for surrender and exchange will have their accounts automatically adjusted in order to reflect the number of shares of common stock they hold as a consequence of the reverse stock split.

Item 9.01  Financial Statements and Exhibits.
(d)      Exhibits.

3.1 Certificate of Amendment of Certificate of Incorporation effective 5 P.M. (Delaware Time) on February 17, 2006 implementing the one-for-fifty reverse stock split, previously filed with the Securities and Exchange Commission on February 13, 2006 (Commission File No. 333- 131797), and incorporated herein by reference.


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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23,2006              AVITAR, INC.


                                    By: /s/ Jay Leatherman
                                    Name:  Jay Leatherman
                                    Title:   Chief Financial Officer